ALEXANDER & BALDWIN

PARTNERS FOR HAWAI'I

SUPPLEMENTAL INFORMATION

AS OF AND FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2023

T..BUCKS COFFEE

PREMIER HAWAI'I REAL ESTATE COMPANY

ALEXANDERBALDWIN.COM

ALEX LISTED NYSE

Alexander & Baldwin, Inc.

Forward-Looking Statements
Statements in this Supplemental Information document that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding possible or assumed future results of operations, business strategies, growth opportunities and competitive positions. Such forward-looking statements speak only as of the date the statements were made and are not guarantees of future performance. Forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from those expressed in or implied by the forward-looking statements. These factors include, but are not limited to, prevailing market conditions and other factors related to the Company's REIT status and the Company's business, the evaluation of alternatives by the Company related to its non-core assets and business, and the risk factors discussed in the Company's most recent Form 10-K, Form 10-Q and other filings with the Securities and Exchange Commission (“SEC”). The information in this Supplemental Information document should be evaluated in light of these important risk factors. We do not undertake any obligation to update the Company's forward-looking statements.

Basis of Presentation
The information contained in this Supplemental Information document does not purport to disclose all items required by accounting principles generally accepted in the United States of America ("GAAP").

Company Overview

Alexander & Baldwin, Inc.
Company Overview
Company Profile

Alexander & Baldwin, Inc. ("A&B" or the "Company") is a fully integrated real estate investment trust ("REIT") headquartered in Honolulu, Hawai‘i. The Company has a history of over 150 years of being an integral piece of Hawai‘i and its economy making it uniquely qualified to create value for shareholders through a strategy focused on asset management and growth primarily in its commercial real estate holdings in Hawai‘i.

The Company operates in two reportable segments: Commercial Real Estate ("CRE") and Land Operations, and is composed of the following as of December 31, 2023:

•A commercial real estate portfolio composed of 22 retail centers, 13 industrial assets, and four office properties, representing a total of 3.9 million square feet of improved properties, including 2.5 million square feet of largely grocery/drugstore-anchored retail centers, as well as 142.0 acres of ground lease assets throughout the Hawaiian islands; and
•A land operations portfolio consisting of approximately 3,652 acres of legacy landholdings and assets that are subject to the Company's simplification and monetization efforts, and 53 acres of core landholdings, including development-for-hold and development-for-sale activities on Oahu and Maui.

In November 2023, the Company completed the sale of its interests in Grace Pacific, a materials and construction company, and the Company-owned quarry land on Maui (collectively, the “Grace Disposal Group”). The assets and liabilities associated with the Grace Disposal Group were classified as held for sale in the consolidated balance sheet as of December 31, 2022, and financial results are classified as discontinued operations in the consolidated statements of operations and cash flows for all periods presented.
Throughout this Supplemental Information document, references to "we," "our," "us" and "our Company" refer to Alexander & Baldwin, Inc., together with its consolidated subsidiaries.

Executive Officers

Lance Parker	Clayton Chun
President & Chief Executive Officer	Executive Vice President, Chief Financial Officer & Treasurer

Jeffrey Pauker	Meredith Ching
Executive Vice President & Chief Investment Officer	Executive Vice President, External Affairs

Contact Information	Equity Research

Corporate Headquarters	Janney Montgomery Scott	JMP Securities
822 Bishop Street	Rob Stevenson	Mitch Germain
Honolulu, HI 96813	(646) 840-3217	(212) 906-3537
	robstevenson@janney.com	mgermain@jmpsecurities.com
Investor Relations
Clayton Chun	Piper Sandler & Co.	Sidoti & Company, LLC
Executive Vice President, Chief Financial Officer & Treasurer	Alexander Goldfarb	Brendan McCarthy, CFA
(808) 525-6606	(212) 466-7937	(212) 453-7057
investorrelations@abhi.com	alexander.goldfarb@psc.com	bmccarthy@sidoti.com

Transfer Agent & Registrar
Computershare	Other Company Information
P.O. Box 43006
Providence, RI 02940-3006	Stock exchange listing:	NYSE: ALEX
(866) 442-6551	Corporate website:	www.alexanderbaldwin.com
	Market capitalization at December 31, 2023:	$1.4B
Overnight Correspondence	3-month average trading volume:	304K
Computershare	Independent auditor:	Deloitte & Touche LLP
150 Royall Street, Suite 101
Canton, MA 02021

Shareholder website: www.computershare.com/investor
Online inquiries: www-us.computershare.com/investor/contact

Alexander & Baldwin, Inc.
Company Overview
Glossary of Terms

ABR	Annualized Base Rent ("ABR") is the current month's contractual base rent multiplied by 12. Base rent is presented without consideration of percentage rent that may, in some cases, be significant.

Comparable Lease	Comparable Leases are either renewals (executed for the same units) or new leases (executed for units that have been vacated in the previous 12 months) for comparable space and comparable lease terms. Expansions, contractions and strategic short-term renewals are excluded from the Comparable Lease pool.

CRE Portfolio	Composed of (1) retail, industrial and office improved properties subject to operating leases ("Improved Portfolio") and (2) assets subject to ground leases ("Ground Leases") within the CRE segment.

Debt-service Coverage Ratio
The ratio of Consolidated Adjusted EBITDA to the sum of debt service – which includes interest expense, principal payments for financing leases and term debt, as well as principal amortization of mortgage debt, but excludes balloon payments – for the trailing twelve months.

EBITDA and Segment Adjusted (or Consolidated Adjusted) EBITDA
Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") is calculated on a consolidated basis ("Consolidated EBITDA") by adjusting the Company’s consolidated net income (loss) to exclude the impact of interest expense, income taxes and depreciation and amortization.

EBITDA is calculated for each segment ("Segment EBITDA" or "Commercial Real Estate EBITDA" and "Land Operations EBITDA") by adjusting segment operating profit (which excludes interest expense and income taxes) to add back depreciation and amortization recorded at the respective segment.

Segment Adjusted EBITDA (or Consolidated Adjusted EBITDA) is calculated by adjusting Segment EBITDA (or Consolidated EBITDA) for items identified as non-recurring, infrequent or unusual that are not expected to recur in the segment’s normal operations (or in the Company’s core business). Segment Adjusted EBITDA may also be referred to as CRE Adjusted EBITDA or Land Operations Adjusted EBITDA (when applicable).

FFO
The Company's Funds From Operations ("FFO") measures begin with the National Association of Real Estate Investment Trusts ("Nareit") definition and certain adjustments are made to reflect the operating performance of the core commercial real estate business.

FFO is presented by the Company as a widely used non-GAAP measure of operating performance for real estate companies. Nareit defines FFO as follows: net income (loss) available to A&B common shareholders (calculated in accordance with GAAP), excluding (1) depreciation and amortization related to real estate, (2) gains and losses from the sale of certain real estate assets, (3) gains and losses from change in control, (4) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and (5) income (loss) from discontinued operations that are incidental to CRE.

"Core FFO" represents a non-GAAP measure relevant to the operating performance of the Company's commercial real estate business (i.e., its core business). Core FFO is calculated by adjusting CRE operating profit to exclude items noted above (i.e., depreciation and amortization related to real estate included in CRE operating profit) and to make further adjustments to include expenses not included in CRE operating profit but that are necessary to accurately reflect the operating performance of its core business (i.e., corporate expenses and interest expense attributable to this core business) or to exclude items that are non-recurring, infrequent, unusual and unrelated to the core business operating performance (i.e., not likely to recur within two years or has not occurred within the prior two years).

The Company presents both non-GAAP measures and reconciles each to the most directly-comparable GAAP measure as well as reconciling FFO to Core FFO. The Company's FFO and Core FFO may not be comparable to such metrics reported by other REITs due to possible differences in the interpretation of the current Nareit definition used by such REITs.

GAAP	Generally accepted accounting principles in the United States of America.

GLA	Gross leasable area ("GLA") measured in square feet ("SF"). GLA is periodically adjusted based on remeasurement or reconfiguration of space and may change period over period for these remeasurements.

Maintenance Capital Expenditures	As it relates to CRE segment capital expenditures (i.e., capitalizable costs on a cash basis), normalized recurring expenditures necessary to maintain building value, the current income stream and position in the market. Such expenditures may include building/area improvements and tenant space improvements.

Net Debt	Net Debt is calculated by adjusting the Company's total debt to its notional amount (by excluding unamortized premium, discount and capitalized loan fees) and by subtracting cash and cash equivalents recorded in the Company's consolidated balance sheets.

NOI
Net Operating Income ("NOI") represents total Commercial Real Estate contract-based operating revenue that is realizable (i.e., assuming collectability is deemed probable) less the direct property-related operating expenses paid or payable in cash. The calculation of NOI excludes the impact of depreciation and amortization (e.g., depreciation related to capitalized costs for improved properties, other capital expenditures for building/area improvements and tenant space improvements, as well as amortization of leasing commissions); straight-line lease adjustments (including amortization of lease incentives); amortization of favorable/unfavorable lease assets/liabilities; lease termination income; interest and other income (expense), net; selling, general, administrative and other expenses (not directly associated with the property); and impairment of commercial real estate assets.

Occupancy
The Physical Occupancy percentage calculates the square footage leased and commenced (i.e., measured when the lessee has physical access to the space) as a percentage of total available improved property space at the end of the period reported.
The Leased Occupancy percentage calculates the square footage leased (i.e., the space has been committed to by a lessee under a signed lease agreement) as a percentage of total available improved property square footage as of the end of the period reported.

The Economic Occupancy percentage calculates the square footage under leases for which the lessee is contractually obligated to make lease-related payments (i.e., subsequent to the rent commencement date) to total available improved property square footage as of the end of the period reported.

PSF	Per square foot of GLA.

Rent Spread	Percentage change in ABR in the first year of a signed lease relative to the ABR in the last year of the prior lease.

Same-Store
The Company reports NOI and Occupancy on a Same-Store basis, which includes the results of properties that were owned and operated for the entirety of the prior calendar year and current reporting period, year-to-date. The Same-Store pool excludes properties under development or redevelopment and also excludes properties acquired or sold during either of the comparable reporting periods. New developments and redevelopments are moved into the Same-Store pool after one full calendar year of stabilized operation. Management judgment is involved in the classification of properties for exclusion from the same-store pool when they are no longer considered stabilized due to redevelopment or other factors.

Stabilization	New developments and redevelopments are generally considered stabilized upon the initial attainment of 90% economic occupancy.

Straight-line Rent	Non-cash revenue related to a GAAP requirement to average tenant rents over the life of the lease, regardless of the actual cash collected in the reporting period.

TTM	Trailing twelve months.

Year Built	Year of most recent repositioning/redevelopment or year built if no repositioning/redevelopment has occurred.

Alexander & Baldwin, Inc.
Company Overview
Statement on Management's Use of Non-GAAP Financial Measures

The Company presents the following non-GAAP financial measures in this Supplemental Information document:

•Consolidated EBITDA
•Consolidated Adjusted EBITDA
•FFO
•Core FFO
•Commercial Real Estate NOI and Same-Store NOI
•Commercial Real Estate EBITDA and Commercial Real Estate Adjusted EBITDA
•Land Operations EBITDA and Land Operations Adjusted EBITDA

The Company uses non-GAAP measures when evaluating operating performance because management believes that they provide additional insight into the Company's and segments' core operating results, and/or the underlying business trends affecting performance on a consistent and comparable basis from period to period. These measures generally are provided to investors as an additional means of evaluating the performance of ongoing core operations. The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for or superior to, financial measures calculated in accordance with GAAP.

The Company may report various forms of EBITDA (e.g., Segment EBITDA — also referred to as Commercial Real Estate EBITDA and Land Operations EBITDA — and Consolidated EBITDA) as non-GAAP measures used by the Company in evaluating the segments' and Company's operating performance on a consistent and comparable basis from period to period. The Company provides this information to investors as an additional means of evaluating the performance of the segments' and Company’s ongoing operations.

The Company also adjusts Segment EBITDA or Consolidated EBITDA to arrive at Segment Adjusted EBITDA or Consolidated Adjusted EBITDA for items identified as non-recurring, infrequent or unusual that are not expected to recur in the segment’s normal operations (or in the Company’s core business). Segment Adjusted EBITDA may also be referred to as CRE Adjusted EBITDA or Land Operations Adjusted EBITDA (when applicable).

As an illustrative example, the Company identified non-cash impairment and pension termination charges as non-recurring, infrequent or unusual items that are not expected to recur in the consolidated or segment’s normal operations (or in the Company’s core business). By excluding these items from Segment EBITDA and Consolidated EBITDA to arrive at Segment Adjusted EBITDA or Consolidated Adjusted EBITDA, the Company believes it provides meaningful supplemental information about its core operating performance and facilitates comparisons to historical operating results. Such non-GAAP measures should not be viewed as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

FFO is presented by the Company as a widely used non-GAAP measure of operating performance for real estate companies. The Company believes that, subject to the following limitations, FFO provides a supplemental measure to net income (calculated in accordance with GAAP) for comparing its performance and operations to those of other REITs. FFO does not represent an alternative to net income calculated in accordance with GAAP. In addition, FFO does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to cash flow from operating activities, determined in accordance with GAAP, as a measure of the Company’s liquidity. The Company presents different forms of FFO:

•FFO represents the Nareit-defined non-GAAP measure for the operating performance of the Company as a whole. The Company's calculation refers to net income (loss) available to A&B common shareholders as its starting point in the calculation of FFO.

•Core FFO represents a non-GAAP measure relevant to the operating performance of the Company's commercial real estate business (i.e., its core business). Core FFO is calculated by adjusting CRE operating profit to exclude items in a manner consistent with FFO (i.e., depreciation and amortization related to real estate included in CRE operating profit) and to make further adjustments to include expenses not included in CRE operating profit but that are necessary to accurately reflect the operating performance of its core business (i.e., corporate expenses and interest expense attributable to this core business) or to exclude items that are non-recurring, infrequent, unusual and unrelated to the core business operating performance (i.e., not likely to recur within two years or has not occurred within the prior two years). The Company believes such adjustments facilitate the comparable measurement of the Company's core operating performance over time. The Company believes that Core FFO, which is a supplemental non-GAAP financial measure, provides an additional and useful means to assess and compare the operating performance of REITs.

The Company presents both non-GAAP measures and reconciles each to the most directly-comparable GAAP measure as well as reconciling FFO to Core FFO. The Company's FFO and Core FFO may not be comparable to such metrics reported by other REITs due to possible differences in the interpretation of the current Nareit definition used by such REITs.
NOI is a non-GAAP measure used internally in evaluating the unlevered performance of the Company's Commercial Real Estate portfolio. The Company believes NOI provides useful information to investors regarding the Company's financial condition and results of operations because it reflects only the contract-based income and cash-based expense items that are incurred at the property level. When compared across periods, NOI can be used to determine trends in earnings of the Company's properties as this measure is not affected by non-contract-

based revenue (e.g., straight-line lease adjustments required under GAAP); by non-cash expense recognition items (e.g., the impact of depreciation and amortization expense or impairments); or by other expenses or gains or losses that do not directly relate to the Company's ownership and operations of the properties (e.g., indirect selling, general, administrative and other expenses, as well as lease termination income). The Company believes the exclusion of these items from operating profit (loss) is useful because the resulting measure captures the contract-based revenue that is realizable (i.e., assuming collectability is deemed probable) and the direct property-related expenses paid or payable in cash that are incurred in operating the Company's Commercial Real Estate portfolio, as well as trends in occupancy rates, rental rates and operating costs. NOI should not be viewed as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The Company reports NOI and Occupancy on a Same-Store basis, which includes the results of properties that were owned and operated for the entirety of the prior calendar year and current reporting period, year-to-date. The Company believes that reporting on a Same-Store basis provides investors with additional information regarding the operating performance of comparable assets separate from other factors (such as the effect of developments, redevelopments, acquisitions or dispositions).

The calculations of these financial measures are described in the Glossary of Terms of this Supplemental Information document. To emphasize, the Company's methods of calculating non-GAAP measures may differ from methods employed by other companies and thus may not be comparable to such other companies.

Required reconciliations of these non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with GAAP are set forth in the following tables of this Supplemental Information document:

•Refer to Table 7 – Consolidated Metrics for a reconciliation of consolidated net income to Consolidated EBITDA and Consolidated Adjusted EBITDA, a reconciliation of consolidated net income (loss) available to A&B common shareholders to FFO and Core FFO, as well as a reconciliation of Commercial Real Estate operating profit to Core FFO.
•Refer to Table 8 – CRE Metrics for a reconciliation of Commercial Real Estate operating profit to NOI and Same-Store NOI and a reconciliation of Commercial Real Estate operating profit to Commercial Real Estate EBITDA and Commercial Real Estate Adjusted EBITDA.
•Refer to Table 18 – Statement of Operating Profit, EBITDA and Adjusted EBITDA for a reconciliation of Land Operations operating profit to Land Operations EBITDA and Land Operations Adjusted EBITDA.

Financial Summary

Alexander & Baldwin, Inc.
Financial Summary
Table 1 – Condensed Consolidated Balance Sheets

(amounts in millions; unaudited)

	December 31,	December 31,
	2023	2022
ASSETS
Real estate investments
Real estate property	$1,609.0	$1,598.9
Accumulated depreciation	(227.3)	(202.3)
Real estate property, net	1,381.7	1,396.6
Real estate developments	58.1	59.9
Investments in real estate joint ventures and partnerships	6.9	7.5
Real estate intangible assets, net	36.3	43.6
Real estate investments, net	1,483.0	1,507.6
Cash and cash equivalents	13.5	33.3
Restricted cash	0.2	1.0
Accounts receivable, net of allowances (credit losses and doubtful accounts) of $2.9 million and $2.5 million as of December 31, 2023, and December 31, 2022, respectively	4.5	6.1
Operating lease right-of-use assets	1.7	5.4
Goodwill	8.7	8.7
Other receivables, net of allowances of $3.5 million and $2.7 million as of December 31, 2023, and December 31, 2022, respectively	23.6	6.9
Prepaid expenses and other assets	97.0	91.5
Assets held for sale	14.0	126.8
Total assets	$1,646.2	$1,787.3

LIABILITIES AND EQUITY
Liabilities:
Notes payable and other debt	$464.0	$472.2
Accounts payable	5.8	4.5
Operating lease liabilities	1.1	4.9
Accrued pension and post-retirement benefits	10.0	10.1
Deferred revenue	70.4	68.8
Accrued and other liabilities	91.8	102.1
Liabilities associated with assets held for sale	0.1	81.0
Total liabilities	643.2	743.6
Commitments and Contingencies
Redeemable Noncontrolling Interest	—	8.0
Equity:
Common stock - no par value; authorized, 225.0 million shares; outstanding, 72.4 million and 72.5 million shares at December 31, 2023 and December 31, 2022, respectively	1,809.1	1,808.4
Accumulated other comprehensive income (loss)	3.2	1.8
Distributions in excess of accumulated earnings	(809.3)	(774.5)
Total A&B shareholders' equity	1,003.0	1,035.7
Total liabilities and equity	$1,646.2	$1,787.3

Alexander & Baldwin, Inc.
Financial Summary
Table 2 – Condensed Consolidated Statements of Operations

(amounts in millions, except per share data; unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Operating Revenue:
Commercial Real Estate	$48.4	$48.4	$194.0	$187.2
Land Operations	4.5	22.4	14.9	43.3
Total operating revenue	52.9	70.8	208.9	230.5
Operating Costs and Expenses:
Cost of Commercial Real Estate	25.9	25.5	101.0	98.7
Cost of Land Operations	(2.2)	15.4	5.6	34.2
Selling, general and administrative	7.8	8.2	34.0	35.9
Impairment of assets	4.2	—	4.8	—
Total operating costs and expenses	35.7	49.1	145.4	168.8
Gain (loss) on disposal of non-core assets, net	—	—	1.1	54.0
Operating Income (Loss)	17.2	21.7	64.6	115.7
Other Income and (Expenses):
Income (loss) related to joint ventures	0.0	(0.7)	1.9	1.6
Pension termination	—	—	—	(76.9)
Interest and other income (expense), net	(2.7)	0.3	(2.7)	0.4
Interest expense	(6.0)	(5.3)	(23.0)	(22.0)
Income (Loss) from Continuing Operations Before Income Taxes	8.5	16.0	40.8	18.8
Income tax benefit (expense)	—	0.2	—	18.3
Income (Loss) from Continuing Operations	8.5	16.2	40.8	37.1
Income (loss) from discontinued operations, net of income taxes	(11.7)	(87.9)	(7.8)	(86.6)
Net Income (Loss)	(3.2)	(71.7)	33.0	(49.5)
Loss (income) attributable to discontinued noncontrolling interest	(0.3)	0.1	(3.2)	(1.1)
Net Income (Loss) Attributable to A&B Shareholders	$(3.5)	$(71.6)	$29.8	$(50.6)

Earnings (Loss) Per Share Available to A&B Shareholders:
Basic Earnings (Loss) Per Share of Common Stock:
Continuing operations available to A&B shareholders	$0.12	$0.22	$0.56	$0.51
Discontinued operations available to A&B shareholders	(0.17)	(1.21)	(0.15)	(1.21)
Net income (loss) available to A&B shareholders	$(0.05)	$(0.99)	$0.41	$(0.70)

Diluted Earnings (Loss) Per Share of Common Stock:
Continuing operations available to A&B shareholders	$0.12	$0.22	$0.56	$0.50
Discontinued operations available to A&B shareholders	(0.17)	(1.21)	(0.15)	(1.20)
Net income (loss) available to A&B shareholders	$(0.05)	$(0.99)	$0.41	$(0.70)

Weighted-Average Number of Shares Outstanding:
Basic	72.4	72.5	72.6	72.6
Diluted	72.7	72.7	72.8	72.8

Amounts Available to A&B Common Shareholders:
Continuing operations available to A&B common shareholders	$8.5	$16.2	$40.7	$36.9
Discontinued operations available to A&B common shareholders	(12.0)	(87.8)	(11.0)	(87.7)
Net income (loss) available to A&B common shareholders	$(3.5)	$(71.6)	$29.7	$(50.8)

Alexander & Baldwin, Inc.
Financial Summary
Table 3 – Segment Results

(amounts in millions; unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Operating Revenue:
Commercial Real Estate	$48.4	$48.4	$194.0	$187.2
Land Operations	4.5	22.4	14.9	43.3
Total operating revenue	52.9	70.8	208.9	230.5
Operating Profit (Loss):
Commercial Real Estate[1]	17.0	21.2	81.2	81.5
Land Operations[2,3]	6.3	5.7	10.8	(1.4)
Total operating profit (loss)	23.3	26.9	92.0	80.1
Interest expense	(6.0)	(5.3)	(23.0)	(22.0)
Corporate and other expense[4]	(8.8)	(5.6)	(28.2)	(39.3)
Income (Loss) from Continuing Operations Before Income Taxes	8.5	16.0	40.8	18.8
Income tax benefit (expense)	—	0.2	—	18.3
Income (Loss) from Continuing Operations	8.5	16.2	40.8	37.1
Income (loss) from discontinued operations, net of income taxes	(11.7)	(87.9)	(7.8)	(86.6)
Net Income (Loss)	(3.2)	(71.7)	33.0	(49.5)
Loss (income) attributable to discontinued noncontrolling interest	(0.3)	0.1	(3.2)	(1.1)
Net Income (Loss) Attributable to A&B Shareholders	$(3.5)	$(71.6)	$29.8	$(50.6)

[1] Commercial Real Estate segment operating profit (loss) includes intersegment operating revenue, primarily from the Land Operations segment, that is eliminated in the consolidated results of operations, and pension termination charges of zero and $0.7 million related to the 2022 termination of the defined benefit plans for the three and twelve months ended December 31, 2022, respectively.

[2] Land Operations segment operating profit (loss) includes equity in earnings (losses) from the Company's joint ventures.
[3] For the twelve months ended December 31, 2022, Land Operations segment operating profit (loss) includes pension termination charges of $62.2 million related to the 2022 termination of the defined benefit plans as well as a gain on the sale of non-core assets, net, of $54.0 million. Land Operations segment operating profit (loss) includes a gain on sale of non-core assets, net, of $1.1 million for the twelve months ended December 31, 2023, related to the sale of the Company's legacy trucking business. No such amounts are recorded in the three months ended December 31, 2023 and 2022.

[4] Corporate and other expense includes pension termination charges of zero and $14.0 million for the three and twelve months ended December 31, 2022, respectively, related to the 2022 termination of the defined benefit plans.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Selling, general and administrative expense by segment:
Commercial Real Estate	$1.4	$1.6	$7.0	$6.8
Land Operations	0.4	0.5	1.8	3.5
Corporate	6.0	6.1	25.2	25.6
Total selling, general and administrative expense	$7.8	$8.2	$34.0	$35.9

	December 31, 2023	December 31, 2022
Identifiable assets by segment:
Commercial Real Estate	$1,479.8	$1,499.9
Land Operations	112.4	112.0
Assets Held for Sale	14.0	126.8
Corporate	40.0	48.6
Total assets	$1,646.2	$1,787.3

Book value by segment:
Commercial Real Estate	$1,250.9	$1,265.8
Land Operations	13.4	4.8
Assets Held for Sale, net	13.9	45.8
Corporate[1]	(275.2)	(272.7)
Total[2,3]	$1,003.0	$1,043.7

[1] Primarily composed of corporate debt, partially offset by other assets and liabilities, net.
[2] Equals the sum of consolidated total equity and the redeemable noncontrolling interest presented on the consolidated balance sheet as of December 31, 2022.
[3] Book value attributable to A&B as of December 31, 2022 was $1,035.7 million, which is book value noted above less redeemable noncontrolling interest of $8.0 million. Subsequent to the sale of the Grace Disposal Group in November 2023, the Company no longer had redeemable noncontrolling interests.

Alexander & Baldwin, Inc.
Financial Summary
Table 4 – Condensed Consolidated Statements of Cash Flows

(amounts in millions; unaudited)

	Twelve Months Ended December 31,
	2023	2022
Cash Flows from Operating Activities:
Net income (loss)	$33.0	$(49.5)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operations:
Loss (income) from discontinued operations	7.8	86.6
Depreciation and amortization	36.8	38.0
Income tax expense (benefit)	—	(18.1)
Loss (gain) from disposals and asset transactions, net	(1.1)	(54.0)
Impairment of assets	4.8	5.0
Loss (gain) from de-designation of interest rate swaps	2.7	—
Share-based compensation expense	6.1	4.9
Loss (income) related to joint ventures, net of operating cash distributions	(1.8)	(0.9)
Pension termination	—	76.9
Changes in operating assets and liabilities:
Trade and other receivables	0.1	(3.9)
Prepaid expenses, income tax receivable and other assets	(0.9)	(1.7)
Development/other property inventory	(3.5)	10.5
Accrued pension and post-retirement benefits	—	(27.1)
Accounts payable	1.1	0.8
Accrued and other liabilities	(9.6)	(0.3)
Operating cash flows from continuing operations	75.5	67.2
Operating cash flows from discontinued operations	(8.4)	(33.2)
Net cash provided by (used in) operations	67.1	34.0

Cash Flows from Investing Activities:
Capital expenditures for acquisitions	(9.5)	—
Capital expenditures for property, plant and equipment	(21.7)	(21.7)
Proceeds from disposal of assets	3.4	73.1
Payments for purchases of investments in affiliates and other investments	(0.3)	(0.5)
Distributions of capital and other receipts from investments in affiliates and other investments	0.5	0.1
Investing cash flows from continuing operations	(27.6)	51.0
Investing cash flows from discontinued operations	34.7	(6.4)
Net cash provided by (used in) investing activities	7.1	44.6

Cash Flows from Financing Activities:
Payments of notes payable and other debt and deferred financing costs	(35.1)	(23.2)
Borrowings (payments) on line-of-credit agreement, net	25.0	(38.0)
Cash dividends paid	(64.3)	(57.7)
Repurchases of common stock and other payments	(5.4)	(7.3)
Financing cash flows from continuing operations	(79.8)	(126.2)
Financing cash flows from discontinued operations	(15.1)	11.0
Net cash provided by (used in) financing activities	(94.9)	(115.2)

Cash, Cash Equivalents, Restricted Cash, and Cash included in Assets Held for Sale
Net increase (decrease) in cash, cash equivalents, restricted cash, and cash included in assets held for sale	(20.7)	(36.6)
Balance, beginning of period	34.4	71.0
Balance, end of period	$13.7	$34.4

Alexander & Baldwin, Inc.
Financial Summary
Table 5 – Debt Summary
As of December 31, 2023

(dollars in millions; unaudited)

						Scheduled Principal Payments
Debt	Interest Rate (%)	Weighted-average Interest Rate (%)	Maturity Date		Weighted-average Maturity (Years)	2024	2025	2026	2027	2028	Thereafter	Total Principal	Premium (discount)/debt issuance costs, net	Total
Secured:
Laulani Village	3.93%	3.93%	2024		0.4	$57.8	$—	$—	$—	$—	$—	$57.8	$(0.1)	$57.7
Pearl Highlands	4.15%	4.15%	2024		1.0	75.1	—	—	—	—	—	75.1	0.2	75.3
Photovoltaic Financing	(1)	4.75%	(1)		3.6	0.3	0.3	0.3	2.0	1.2	—	4.1	—	4.1
Manoa Marketplace	(2)	3.14%	2029		5.1	1.8	1.9	1.9	2.0	2.1	43.0	52.7	(0.1)	52.6
Subtotal / Wtd Avg		3.81%			2.0	$135.0	$2.2	$2.2	$4.0	$3.3	$43.0	$189.7	$—	$189.7

Unsecured:
Series A Note	5.53%	5.53%	2024		0.6	$7.1	$—	$—	$—	$—	$—	$7.1	$—	$7.1
Series J Note	4.66%	4.66%	2025		1.3	—	10.0	—	—	—	—	10.0	—	10.0
Series B Note	5.55%	5.55%	2026		0.9	9.0	16.0	2.0	—	—	—	27.0	—	27.0
Series C Note	5.56%	5.56%	2026		1.8	2.0	3.0	4.0	—	—	—	9.0	—	9.0
Series F Note	4.35%	4.35%	2026		1.9	2.4	3.3	4.0	—	—	—	9.7	—	9.7
Series H Note	4.04%	4.04%	2026		2.9	—	—	50.0	—	—	—	50.0	—	50.0
Series K Note	4.81%	4.81%	2027		3.3	—	—	—	34.5	—	—	34.5	(0.1)	34.4
Series G Note	3.88%	3.88%	2027		2.1	6.5	6.0	7.0	2.6	—	—	22.1	—	22.1
Series L Note	4.89%	4.89%	2028		4.3	—	—	—	—	18.0	—	18.0	—	18.0
Series I Note	4.16%	4.16%	2028		5.0	—	—	—	—	25.0	—	25.0	—	25.0
Term Loan 5	4.30%	4.30%	2029		6.0	—	—	—	—	—	25.0	25.0	—	25.0
Subtotal / Wtd Avg		4.55%			3.1	$27.0	$38.3	$67.0	$37.1	$43.0	$25.0	$237.4	$(0.1)	$237.3

Revolving Credit Facilities:
A&B Revolver	(3)	6.50%	2025	(4)	1.7	$—	$37.0	$—	$—	$—	$—	$37.0	$—	$37.0
Subtotal / Wtd Avg		6.50%			1.7	$—	$37.0	$—	$—	$—	$—	$37.0	$—	$37.0
Total / Wtd Avg		4.41%			2.5	$162.0	$77.5	$69.2	$41.1	$46.3	$68.0	$464.1	$(0.1)	$464.0

(1) Financing leases have a weighted average discount rate of 4.75% and maturity dates ranging from 2027 to 2028.
(2) Loan has a stated interest rate of SOFR plus 1.35% but is swapped through maturity to a 3.14% fixed rate. Prior to August 1, 2023, loan had a stated interest rate of LIBOR plus 1.35%.
(3) Loan has a stated interest rate of SOFR plus 1.05% based on a pricing grid, plus a SOFR adjustment of 0.10%. Prior to April 28, 2023, loan had a stated interest rate of LIBOR plus 1.05% based on a pricing grid. $50.0 million was swapped through June 2022 to a 2.40% fixed rate.

(4) A&B Revolver has two six-month optional term extensions.

Alexander & Baldwin, Inc.
Financial Summary
Table 6 – Capitalization & Financial Ratios
As of December 31, 2023

(dollars in millions, except stock price; unaudited)

Debt
Secured debt			$189.7
Unsecured term debt			237.3
Unsecured revolving credit facility			37.0
Total debt (A)			$464.0
Add: Net unamortized deferred financing cost / discount (premium)			0.1
Less: Cash and cash equivalents			(13.5)
Net Debt			$450.6

Market Capitalization	Shares	Stock Price	Market Value
Common stock (NYSE:ALEX)	72,447,510	$19.02	$1,378.0
Total equity market capitalization (B)			$1,378.0

Total Market Capitalization (C) = (A) + (B)			$1,842.0
Total Debt to Total Market Capitalization (A) / (C)			25.2%

Liquidity
Cash on hand			$13.5
Unused committed line of credit			463.0
Total liquidity			$476.5

Financial Ratios
Net Debt to TTM Consolidated Adjusted EBITDA[1]			4.2
Debt-service Coverage Ratio[2]			1.9
Fixed-rate debt to total debt			92.0%
Unencumbered CRE Property Ratio[3]			77.4%
1 Consolidated Adjusted EBITDA for the trailing twelve months is $108.1 million and is calculated on Table 7.
2 The ratio of Consolidated Adjusted EBITDA ($108.1 million) to the sum of debt service ($58.0 million) – which includes interest expense, principal payments for financing leases and term debt, as well as principal amortization of mortgage debt, but excludes balloon payments – for the trailing twelve months.
3 Measured using gross book value, represents unencumbered CRE property ($1,251.4 million) as a percent of total CRE property ($1,616.6 million).

Alexander & Baldwin, Inc.
Financial Summary
Table 7 – Consolidated Metrics

(amounts in millions, except per share data; unaudited)

Consolidated EBITDA & Consolidated Adjusted EBITDA

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Net Income (Loss)	$(3.2)	$(71.7)	$33.0	$(49.5)
Adjustments:
Depreciation and amortization	9.2	9.2	36.8	38.0
Interest expense	6.0	5.3	23.0	22.0
Income tax expense (benefit)	—	(0.2)	—	(18.3)
Depreciation and amortization related to discontinued operations	—	1.5	—	5.8
Interest expense related to discontinued operations	—	0.1	0.5	0.2
Consolidated EBITDA	$12.0	$(55.8)	$93.3	$(1.8)
Asset impairments	4.2	5.0	4.8	5.0
Pension termination	—	—	—	76.9
Interest rate swap fair value adjustment	2.7	—	2.7	—
(Income) loss from discontinued operations, net of income taxes and excluding depreciation, amortization and interest expense	11.7	86.3	7.3	80.6
Consolidated Adjusted EBITDA	$30.6	$35.5	$108.1	$160.7

Other discrete items impacting the respective periods - income/(loss):
Income (loss) attributable to discontinued noncontrolling interest	$0.3	$(0.1)	$3.2	$1.1
Gain (loss) on disposal of non-core assets, net	$—	$—	$1.1	$54.0

FFO and Core FFO

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Net Income (Loss) available to A&B common shareholders	$(3.5)	$(71.6)	$29.7	$(50.8)
Depreciation and amortization of commercial real estate properties	9.2	9.1	36.5	36.5
Impairment losses - CRE properties	2.2	—	2.2	—
(Income) loss from discontinued operations, net of income taxes	11.7	87.9	7.8	86.6
Income (loss) attributable to discontinued noncontrolling interest	0.3	(0.1)	3.2	1.1
FFO	$19.9	$25.3	$79.4	$73.4
Exclude items not related to core business:
Land Operations operating (profit) loss	(6.3)	(5.7)	(10.8)	1.4
Income tax expense (benefit)	—	(0.2)	—	(18.3)
Interest rate derivative fair value adjustment	2.7	—	2.7	—
Non-core business interest expense	2.7	2.8	11.4	11.0
Impairment losses - abandoned development costs	2.0	—	2.6	—
Pension termination - CRE and Corporate	—	—	—	14.7
Core FFO	$21.0	$22.2	$85.3	$82.2

Commercial Real Estate Operating Profit (Loss)	$17.0	$21.2	$81.2	$81.5
Depreciation and amortization of commercial real estate properties	9.2	9.1	36.5	36.5
Corporate and other expense	(8.8)	(5.6)	(28.2)	(39.3)
Core business interest expense	(3.3)	(2.5)	(11.6)	(11.0)
Impairment losses - CRE properties	2.2	—	2.2	—
Impairment losses - abandoned development costs	2.0	—	2.6	—
Interest rate derivative fair value adjustment	2.7	—	2.7	—
Distributions to participating securities	—	—	(0.1)	(0.2)
Pension termination - CRE and Corporate	—	—	—	14.7
Core FFO	$21.0	$22.2	$85.3	$82.2

Net income available to A&B common shareholders per diluted share	$(0.05)	$(0.99)	$0.41	$(0.70)
FFO per diluted share	$0.27	$0.35	$1.09	$1.01
Core FFO per diluted share	$0.29	$0.31	$1.17	$1.13
Weighted average diluted shares outstanding (FFO/Core FFO)	72.7	72.7	72.8	72.8

Other Discrete Items

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Other discrete items impacting the respective periods - income/(loss):
CRE segment straight-line lease adjustments	$0.9	$2.6	$5.1	$6.3
CRE segment favorable/(unfavorable) lease amortization	$0.3	$0.3	$1.1	$1.1
Amortization of share-based compensation	$0.8	$0.3	$6.1	$4.9

Commercial Real Estate

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 8 – CRE Metrics

(dollars in millions; unaudited)

NOI and Same-Store NOI[1]	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Operating Revenue:
Base rental income, net	$33.5	$34.0	$133.7	$129.6
Percentage rent	1.3	1.3	7.0	7.3
Recoveries from tenants	10.8	10.3	43.8	40.2
Excise tax recoveries from tenants	2.1	2.0	8.4	8.0
Revenues deemed uncollectible, net	0.3	0.3	(0.5)	0.8
Other revenue	0.4	0.5	1.6	1.3
Total Commercial Real Estate operating revenue	$48.4	$48.4	$194.0	$187.2
Operating Costs and Expenses:
Property operations	12.8	12.9	49.6	48.2
Property taxes	3.9	3.5	14.9	14.0
Depreciation and amortization	9.2	9.1	36.5	36.5
Total Commercial Real Estate operating costs and expenses	$25.9	$25.5	$101.0	$98.7
Selling, general and administrative	(1.4)	(1.6)	(7.0)	(6.8)
Intersegment operating revenues[2]	0.1	0.1	0.1	0.3
Impairment of assets	(4.2)	—	(4.8)	—
Pension termination	—	—	—	(0.7)
Interest and other income (expense), net	—	(0.2)	(0.1)	0.2
Operating Profit (Loss)	$17.0	$21.2	$81.2	$81.5
Plus: Depreciation and amortization	9.2	9.1	36.5	36.5
Less: Straight-line lease adjustments	(0.9)	(2.6)	(5.1)	(6.3)
Less: Favorable/(unfavorable) lease amortization	(0.3)	(0.3)	(1.1)	(1.1)
Less: Termination income	—	—	(0.1)	(0.1)
Plus: Other (income)/expense, net	—	0.2	0.1	0.5
Plus: Impairment of assets	4.2	—	4.8	—
Plus: Selling, general, administrative and other expenses	1.4	1.6	7.0	6.8
NOI	$30.6	$29.2	$123.3	$117.8
Less: NOI from acquisitions, dispositions and other adjustments	(0.5)	(0.3)	(0.9)	(0.4)
Same-Store NOI	$30.1	$28.9	$122.4	$117.4

Occupancy:
Leased Occupancy	94.7%	95.0%
Physical Occupancy	94.1%	94.2%
Economic Occupancy	93.0%	93.6%

[1] Prior period amounts have been reclassified to conform to the current period presentation.
[2] Primarily intersegment operating revenue (e.g., base rental income and expense recoveries) from leases with entities that are part of Land Operations. Such operating revenue (and also the related expense recorded by these entities in other segments) is eliminated in the consolidated results of operations.

Other Discrete Items
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
CRE segment capital expenditures:
Property acquisitions	$—	$—	$9.5	$—
Development and redevelopment	0.8	2.0	6.9	6.8
CRE building/area improvements (Maintenance Capital Expenditures)	6.2	7.2	11.4	10.7
CRE tenant space improvements (Maintenance Capital Expenditures)	1.2	1.5	3.3	3.9
CRE tenant space improvements - nonrecurring (Maintenance Capital Expenditures)	—	—	0.1	—
Total CRE capital expenditures	$8.2	$10.7	$31.2	$21.4

Leasing commissions paid:	$0.3	$0.3	$1.4	$1.3

Commercial Real Estate EBITDA & Adjusted EBITDA

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Commercial Real Estate Operating Profit (Loss)	$17.0	$21.2	$81.2	$81.5
Depreciation and amortization	9.2	9.1	36.5	36.5
Commercial Real Estate EBITDA	$26.2	$30.3	$117.7	$118.0
Impairment of assets	4.2	—	4.8	—
Commercial Real Estate Adjusted EBITDA	$30.4	$30.3	$122.5	$118.0

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 9 – Occupancy

(unaudited)

Leased Occupancy

	As of	As of	Basis Point Change
	December 31, 2023	December 31, 2022
Retail	94.3%	93.8%	50
Industrial	96.8%	98.4%	(160)
Office	84.2%	88.2%	(400)
Total Leased Occupancy	94.7%	95.0%	(30)

Economic Occupancy

	As of	As of	Basis Point Change
	December 31, 2023	December 31, 2022
Retail	92.1%	91.7%	40
Industrial	96.0%	98.2%	(220)
Office	82.8%	87.7%	(490)
Total Economic Occupancy	93.0%	93.6%	(60)

Same-Store Leased Occupancy
	As of	As of	Basis Point Change
	December 31, 2023	December 31, 2022
Retail	95.6%	95.0%	60
Industrial	96.7%	98.4%	(170)
Office	84.2%	88.2%	(400)
Total Same-Store Leased Occupancy	95.5%	95.8%	(30)

Same-Store Economic Occupancy
	As of	As of	Basis Point Change
	December 31, 2023	December 31, 2022
Retail	93.4%	93.0%	40
Industrial	95.9%	98.2%	(230)
Office	82.8%	87.7%	(490)
Total Same-Store Economic Occupancy	93.8%	94.4%	(60)

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 10 – NOI and Same-Store NOI by Type

(dollars in thousands; unaudited)

NOI
	Three Months Ended December 31,		Percentage Change	Q4 2023 as a % of NOI	Q4 2022 as a % of NOI
	2023	2022
Retail	$19,111	$18,268	4.6%	62.5%	62.6%
Industrial	5,357	5,098	5.1%	17.5%	17.5%
Office	1,031	1,000	3.1%	3.4%	3.4%
Total Improved Portfolio	25,499	24,366	4.6%	83.4%	83.5%
Ground	5,058	4,814	5.1%	16.6%	16.5%
Other	1	2	NM	—%	—%
Total CRE Portfolio	$30,558	$29,182	4.7%	100.0%	100.0%

Same-Store NOI
	Three Months Ended December 31,		Percentage Change	Q4 2023 as a % of NOI	Q4 2022 as a % of NOI
	2023	2022
Retail	$18,803	$17,982	4.6%	62.5%	62.3%
Industrial	5,190	5,061	2.5%	17.2%	17.5%
Office	1,031	1,002	2.9%	3.4%	3.5%
Total Improved Portfolio	$25,024	$24,045	4.1%	83.1%	83.3%
Ground	5,059	4,810	5.2%	16.8%	16.7%
Other	5	—	NM	—%	—%
Total CRE Portfolio	$30,088	$28,855	4.3%	100.0%	100.0%

NOI
	Twelve Months Ended December 31,		Percentage Change	YTD 2023 as a % of NOI	YTD 2022 as a % of NOI
	2023	2022
Retail	$78,133	$75,820	3.1%	63.4%	64.4%
Industrial	20,429	20,174	1.3%	16.6%	17.1%
Office	4,629	4,043	14.5%	3.8%	3.4%
Total Improved Portfolio	103,191	100,037	3.2%	83.8%	84.9%
Ground	20,041	17,720	13.1%	16.3%	15.0%
Other	60	2	NM	—%	—%
Total CRE Portfolio	$123,292	$117,759	4.7%	100.0%	100.0%

Same-Store NOI
	Twelve Months Ended December 31,		Percentage Change	YTD 2023 as a % of SS NOI	YTD 2022 as a % of SS NOI
	2023	2022
Retail	$77,825	$75,534	3.0%	63.6%	64.4%
Industrial	19,958	20,098	(0.7)%	16.3%	17.1%
Office	4,629	4,045	14.4%	3.8%	3.4%
Total Improved Portfolio	$102,412	$99,677	2.7%	83.7%	84.9%
Ground	20,031	17,689	13.2%	16.4%	15.1%
Other	5	—	NM	—%	—%
Total CRE Portfolio	$122,448	$117,366	4.3%	100.0%	100.0%

Changes in the Same-Store portfolio as it relates to the comparable prior period and the current period are as follows:

Dispositions		Additions
Date	Property	Date	Property
2/23	Residual Kauai land	1/22	Kahai Street Industrial
		1/22	228 Kalihi Street

Properties classified as held-for-sale
Date	Property
11/23	Waipouli Town Center

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 11 – Improved Property Report

(dollars in thousands, except per square foot data; unaudited)

	Property		Island	Year Built/ Renovated	Current GLA (SF)	Leased / Economic Occupancy		ABR	ABR PSF	2023 NOI	2023 % NOI to Improved Portfolio NOI	Retail Anchor Tenants
	Retail:
1	Pearl Highlands Center		Oahu	1992-1994	412,200	99.8%	99.5%	$10,993	$26.78	$11,634	11.3%	Sam's Club, Regal Cinemas, 24 Hour Fitness, Ulta Salon, Ross
2	Kailua Retail		Oahu	1947-2014	326,100	95.8%	94.9%	12,534	41.04	12,190	11.8%	Whole Foods Market, Foodland, CVS/Longs Drugs, Ulta Salon
3	Laulani Village		Oahu	2012	175,300	98.3%	97.5%	6,844	40.04	6,523	6.3%	Safeway, Ross, Walgreens, Petco
4	Waianae Mall		Oahu	1975	170,800	93.0%	91.9%	3,893	25.09	3,554	3.4%	CVS/Longs Drugs, City Mill
5	Manoa Marketplace		Oahu	1977, 2023	142,000	97.4%	92.3%	4,646	36.12	4,646	4.5%	Safeway, CVS/Longs Drugs
6	Queens' MarketPlace		Hawai‘i Island	2007	134,000	90.3%	82.9%	4,684	48.81	4,922	4.8%	Island Gourmet Market
7	Kaneohe Bay Shopping Center (Leasehold)		Oahu	1971	125,500	98.0%	97.2%	3,194	26.18	2,571	2.5%	Safeway, CVS/Longs Drugs
8	Hokulei Village		Kauai	2015	119,000	99.2%	99.2%	4,259	37.12	4,104	4.0%	Safeway, Petco
9	Pu‘unene Shopping Center		Maui	2017	118,000	78.4%	72.1%	4,323	51.55	3,896	3.8%	Planet Fitness, Petco, Ulta Salon, Target (shadow-anchored)
10	Waipio Shopping Center		Oahu	1986, 2004	113,800	98.4%	98.4%	3,574	32.56	3,824	3.7%	Foodland
11	Aikahi Park Shopping Center		Oahu	1971, 2022	97,300	92.5%	88.6%	3,487	40.94	3,014	2.9%	Safeway
12	Lanihau Marketplace		Hawai‘i Island	1987	88,300	97.2%	92.1%	1,500	18.45	1,444	1.4%	Sack N Save, CVS/Longs Drugs
13	The Shops at Kukui‘ula		Kauai	2009	85,900	98.5%	86.3%	3,488	48.07	3,695	3.6%	CVS/Longs Drugs, Eating House, Living Foods
14	Ho‘okele Shopping Center		Maui	2019	71,400	96.1%	96.1%	2,861	41.72	2,676	2.6%	Safeway
15	Kunia Shopping Center		Oahu	2004	60,600	93.4%	91.7%	2,259	40.66	2,344	2.3%	—
16	Waipouli Town Center	(1)	Kauai	1980	56,600	39.8%	36.6%	449	21.72	307	0.3%	Autozone
17	Kahului Shopping Center		Maui	1951	50,900	84.5%	84.5%	777	18.05	135	0.1%	—
18	Lau Hala Shops		Oahu	2018	46,300	100.0%	100.0%	2,690	58.14	2,490	2.4%	UFC Gym, Down to Earth
19	Napili Plaza		Maui	1991	45,600	100.0%	98.7%	1,398	31.96	1,194	1.2%	Napili Market
20	Gateway Mililani Mauka		Oahu	2008, 2013	34,900	90.5%	88.8%	1,823	60.58	1,801	1.7%	CVS/Longs Drugs (shadow-anchored)
21	Port Allen Marina Center		Kauai	2002	23,600	91.9%	91.9%	593	31.28	741	0.7%	—
22	The Collection		Oahu	2017	5,900	100.0%	100.0%	348	58.98	428	0.4%	—
	Subtotal – Retail				2,504,000	94.3%	92.1%	$80,617	$35.53	$78,133	75.7%

	Property		Island	Year Built/ Renovated	Current GLA (SF)	Leased / Economic Occupancy		ABR	ABR PSF	2023 NOI	2023 % NOI to Improved Portfolio NOI	Retail Anchor Tenants
	Industrial:
23	Komohana Industrial Park		Oahu	1990	238,300	100.0%	100.0%	$3,602	$15.12	$5,670	5.4%
24	Kaka‘ako Commerce Center		Oahu	1969	197,900	83.3%	82.8%	2,428	14.98	1,679	1.6%
25	Waipio Industrial		Oahu	1988-1989	158,400	100.0%	99.4%	2,860	18.17	2,635	2.5%
26	Opule Industrial		Oahu	2005-2006, 2018	151,500	100.0%	100.0%	2,627	17.34	2,664	2.6%
27	P&L Warehouse		Maui	1970	104,100	100.0%	100.0%	1,663	15.97	1,716	1.7%
28	Kapolei Enterprise Center		Oahu	2019	93,100	100.0%	100.0%	1,657	17.81	1,600	1.6%
29	Honokohau Industrial		Hawai‘i Island	2004-2006, 2008	86,700	100.0%	98.0%	1,355	15.95	1,296	1.3%
30	Kailua Industrial / Other		Oahu	1951-1974	69,000	98.0%	89.3%	1,256	20.39	898	0.9%
31	Port Allen Center		Kauai	1983, 1993	64,600	93.3%	93.3%	802	13.29	725	0.7%
32	Harbor Industrial		Maui	1930	51,100	94.9%	94.9%	634	13.08	712	0.7%
33	Kaomi Loop Industrial	(1)	Oahu	2005	33,200	100.0%	100.0%	527	15.85	331	0.3%
34	Kahai Street Industrial		Oahu	1973	27,900	100.0%	100.0%	365	13.09	362	0.4%
35	Maui Lani Industrial	(1)	Maui	2010	8,400	100.0%	100.0%	156	18.57	141	0.1%
	Subtotal – Industrial				1,284,200	96.8%	96.0%	$19,932	$16.19	$20,429	19.8%

	Office:
36	Kahului Office Building		Maui	1974	59,100	79.7%	77.0%	$1,553	$34.15	$1,652	1.6%
37	Gateway at Mililani Mauka South		Oahu	1992, 2006	37,100	100.0%	100.0%	1,816	48.89	1,802	1.7%
38	Kahului Office Center		Maui	1991	35,800	88.5%	87.2%	998	31.97	1,229	1.2%
39	Lono Center		Maui	1973	13,700	49.6%	49.6%	190	33.32	(54)	—%
	Subtotal – Office				145,700	84.2%	82.8%	$4,557	$38.12	$4,629	4.5%
	Total – Hawai‘i Improved Portfolio				3,933,900	94.7%	93.0%	$105,106	$29.04	$103,191	100.0%

(1) Property is currently not included in the Same-Store pool.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 12 – Ground Lease Report

(dollars in thousands; unaudited)

	Property Name	Location (City, Island)	Acres	Property Type	Exp. Year	Current ABR	2023 NOI	Next Rent Step	Step Type	Next ABR ($ in $000)	Previous Rent Step	Previous Step Type	Previous ABR ($ in $000)
1	Windward City Shopping Center	Kaneohe, Oahu	15.4	Retail	2035	$3,886	$3,873	2033	FMV Reset	FMV	2023	FMV Reset	$2,800
2	Owner/Operator	Kapolei, Oahu	36.4	Industrial	2025	3,300	3,300	2024	Fixed Step	3,420	2023	Fixed Step	3,203
3	Owner/Operator	Honolulu, Oahu	9.0	Retail	2045	2,075	2,075	2025	Fixed Step	2,283	2020	Fixed Step	1,886
4	Kaimuki Shopping Center	Honolulu, Oahu	2.8	Retail	2040	2,039	2,034	2026	Fixed Step	2,345	2022	FMV Reset	1,728
5	S&F Industrial	Pu'unene, Maui	52.0	Heavy Industrial	2059	1,275	1,458	2024	Fixed Step	1,433	2019	Fixed Step	751
6	Owner/Operator	Kaneohe, Oahu	3.7	Retail	2048	1,059	1,022	2028	Fixed Step	1,133	2023	Fixed Step	990
7	Pali Palms Plaza	Kailua, Oahu	3.3	Office	2037	992	1,001	2032	FMV Reset	FMV	2022	Negotiated	200
8	Windward Town and Country Plaza I	Kailua, Oahu	3.4	Retail	2062	963	962	2032	Fixed Step	1,233	2022	Fixed Step	753
9	Windward Town and Country Plaza II	Kailua, Oahu	2.2	Retail	2062	621	620	2032	Fixed Step	795	2022	Fixed Step	485
10	Kailua Post Office	Kailua, Oahu	1.2	Retail	MTM[1]	555	395	—	—	—	2023	Negotiated	555
11	Owner/Operator	Kailua, Oahu	1.9	Retail	2034	450	259	2024	Fixed Step	470	2019	Negotiated	641
12	Owner/Operator	Honolulu, Oahu	0.5	Retail	2028	385	390	2024	Fixed Step	394	2023	Fixed Step	375
13	Owner/Operator	Honolulu, Oahu	0.5	Parking	2028	359	353	2024	Fixed Step	370	2023	Fixed Step	349
14	Owner/Operator	Kahului, Maui	0.8	Retail	2026	272	266	2024	Fixed Step	280	2023	Fixed Step	264
15	Seven-Eleven Kailua Center	Kailua, Oahu	0.9	Retail	2033	263	263	2024	Fixed Step	336	2023	Fixed Step	258
16	Owner/Operator	Honolulu, Oahu	0.7	Industrial	2027	252	251	2024	Fixed Step	259	2023	Fixed Step	245
17	Owner/Operator	Kahului, Maui	0.8	Industrial	2025	238	234	2024	Fixed Step	249	2023	Fixed Step	228
18	Owner/Operator	Kahului, Maui	0.4	Retail	2027	186	269	2024	Fixed Step	190	2023	Fixed Step	181
19	Owner/Operator	Kailua, Oahu	0.4	Retail	2025	183	182	2024	Fixed Step	189	2023	Fixed Step	174
20	Owner/Operator	Kahului, Maui	0.9	Retail	2025	146	146	2024	Fixed Step	151	2023	Fixed Step	142
	Remainder[2]	Various	4.8	Various	Various	875	688	Various	Various	—	Various	Various	—
	Total - Ground Leases		142.0			$20,374	$20,041
	[1] Lease is currently month-to-month.
	2A portion of these properties is currently not included in the Same-Store pool.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 13 – Top 10 Tenants Ranked by ABR
As of December 31, 2023

(dollars in thousands; unaudited)

Tenant[1]	Number of Leases	ABR	% of Total Improved Portfolio ABR	GLA (SF)	% of Total Improved Portfolio GLA
Albertsons Companies (including Safeway)	7	$7,608	7.2%	286,024	7.3%
Sam's Real Estate Business Trust	1	3,308	3.1%	180,908	4.6%
CVS Corporation (including Longs Drugs)	6	2,889	2.7%	150,411	3.8%
Foodland Supermarket & related companies	7	2,184	2.1%	113,725	2.9%
Coleman World Group	2	2,004	1.9%	115,495	2.9%
Ross Dress for Less, Inc.	2	1,992	1.9%	65,484	1.7%
GP/RM Prestress, LLC[2]	1	1,746	1.7%	N/A	N/A
Ulta Salon, Cosmetics & Fragrance, Inc.	3	1,665	1.6%	33,985	0.9%
24 Hour Fitness USA, Inc.	1	1,513	1.4%	45,870	1.2%
Petco Animal Supplies Stores, Inc.	3	1,448	1.4%	34,282	0.9%
Total	33	$26,357	25.0%	1,026,184	26.2%

[1] The table excludes ground leases as such leases would not be comparable from a GLA perspective.
[2] The leased premises in the GP/RM Prestress, LLC lease includes warehouse and yard space. Due to the yard space, GLA is not presented due to lack of comparability.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 14 – Lease Expiration Schedule
As of December 31, 2023

(dollars in thousands, except per square foot data; unaudited)

Total Improved Portfolio
Expiration Year	Number of Leases	Square Footage of Expiring Leases	% of Total Improved Portfolio Leased GLA	ABR Expiring	% of Total Improved Portfolio Expiring ABR	ABR Expiring PSF
2024	145	444,567	12.3%	$12,081	11.5%	$27.17
2025	123	487,677	13.5%	12,223	11.6%	25.06
2026	136	373,738	10.3%	10,774	10.3%	28.83
2027	112	341,380	9.4%	11,704	11.1%	34.28
2028	109	369,424	10.2%	13,725	13.1%	37.15
2029	51	326,838	9.0%	12,034	11.4%	36.82
2030	26	164,749	4.6%	4,213	4.0%	25.57
2031	10	91,362	2.5%	2,363	2.2%	25.86
2032	22	117,270	3.2%	4,162	4.0%	35.49
2033	17	92,642	2.6%	2,894	2.8%	31.24
Thereafter	25	593,964	16.4%	14,279	13.6%	24.04
Month-to-month	81	216,084	6.0%	4,654	4.4%	21.54
Total	857	3,619,695	100.0%	$105,106	100.0%	$29.04

Retail Portfolio
Expiration Year	Number of Leases	Square Footage of Expiring Leases	% of Total Retail Leased GLA	ABR Expiring	% of Total Retail Expiring ABR	ABR Expiring PSF
2024	93	243,355	10.7%	$8,318	10.3%	$34.18
2025	86	185,717	8.2%	7,070	8.8%	38.07
2026	89	112,227	5.0%	5,826	7.2%	51.91
2027	90	166,911	7.4%	8,453	10.5%	50.64
2028	90	271,873	12.0%	11,922	14.8%	43.85
2029	45	287,083	12.7%	10,946	13.6%	38.13
2030	21	81,607	3.6%	2,626	3.3%	32.18
2031	9	63,482	2.8%	1,997	2.5%	31.46
2032	19	100,480	4.4%	3,853	4.8%	38.35
2033	15	39,203	1.7%	2,120	2.6%	54.08
Thereafter	22	578,214	25.4%	13,928	17.2%	24.09
Month-to-month	41	138,620	6.1%	3,558	4.4%	25.67
Total	620	2,268,772	100.0%	$80,617	100.0%	$35.53

Industrial Portfolio
Expiration Year	Number of Leases	Square Footage of Expiring Leases	% of Total Industrial Leased GLA	ABR Expiring	% of Total Industrial Expiring ABR	ABR Expiring PSF
2024	40	166,250	13.5%	$2,624	13.2%	$15.78
2025	31	286,894	23.2%	4,593	23.0%	16.01
2026	40	239,910	19.5%	3,919	19.7%	16.34
2027	12	156,966	12.8%	2,612	13.1%	16.64
2028	14	91,032	7.4%	1,596	8.0%	17.53
2029	3	27,763	2.3%	487	2.4%	17.54
2030	1	74,990	6.1%	1,320	6.6%	17.60
2031	1	27,880	2.3%	365	1.8%	13.09
2032	2	15,400	1.3%	258	1.3%	16.75
2033	2	53,439	4.3%	774	3.9%	14.48
Thereafter	3	15,750	1.2%	352	1.8%	22.35
Month-to-month	38	75,109	6.1%	1,032	5.2%	13.74
Total	187	1,231,383	100.0%	$19,932	100.0%	$16.19

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 15 – New & Renewal Lease Summary
As of December 31, 2023

(unaudited)

						Comparable Leases Only[1]
Total - New and Renewal Leases	Leases	GLA (SF)	New ABR/SF	TI / SF	Wtd Avg Lease Term (Years)	Leases	GLA (SF)	New ABR/SF	Old ABR/SF	Rent Spread[2]
4th Quarter 2023	50	114,298	$41.54	$7.06	4.3	35	46,053	$48.05	$44.58	7.8%
3rd Quarter 2023	62	149,939	$27.32	$3.19	3.5	37	74,263	$28.29	$25.44	11.2%
2nd Quarter 2023	72	220,064	$29.26	$19.14	5.6	44	125,302	$29.28	$27.67	5.8%
1st Quarter 2023	49	139,302	$30.66	$4.09	5.2	32	76,139	$27.36	$25.48	7.4%
Trailing four quarters	233	623,603	$31.36	$9.73	4.8	148	321,757	$31.28	$29.06	7.7%

Total - New Leases	Leases	GLA (SF)	New ABR/SF	TI / SF	Wtd Avg Lease Term (Years)	Leases	GLA (SF)	New ABR/SF	Old ABR/SF	Rent Spread[2]
4th Quarter 2023	16	17,597	$44.43	$41.62	5.0	9	9,493	$43.06	$38.66	11.4%
3rd Quarter 2023	24	42,419	$25.65	$10.38	3.9	9	17,517	$18.76	$17.79	5.5%
2nd Quarter 2023	29	98,376	$28.49	$41.73	7.6	11	30,169	$25.96	$23.59	10.1%
1st Quarter 2023	14	22,912	$36.41	$21.92	5.1	6	10,258	$29.95	$29.45	1.7%
Trailing four quarters	83	181,304	$30.37	$31.88	6.2	35	67,437	$27.10	$25.09	8.0%

Total - Renewal Leases	Leases	GLA (SF)	New ABR/SF	TI / SF	Wtd Avg Lease Term (Years)	Leases	GLA (SF)	New ABR/SF	Old ABR/SF	Rent Spread[2]
4th Quarter 2023	34	96,701	$41.02	$0.77	4.2	26	36,560	$49.35	$46.12	7.0%
3rd Quarter 2023	38	107,520	$27.98	$0.36	3.4	28	56,746	$31.23	$27.81	12.3%
2nd Quarter 2023	43	121,688	$29.88	$0.88	4.0	33	95,133	$30.33	$28.96	4.7%
1st Quarter 2023	35	116,390	$29.53	$0.58	5.2	26	65,881	$26.95	$24.87	8.4%
Trailing four quarters	150	442,299	$31.76	$0.65	4.2	113	254,320	$32.39	$30.11	7.6%

	Three Months Ended December 31, 2023					Year Ended December 31, 2023
	Leases	GLA (SF)	ABR/SF4	Rent Spread[2]		Leases	GLA (SF)	ABR/SF4	Rent Spread[2]
Retail	38	95,568	$45.78	7.4%		157	360,771	$41.85	7.8%
Industrial	9	15,260	$17.92	14.7%		65	247,591	$16.13	7.5%
Office	3	3,470	$28.74	5.9%		11	15,241	$30.54	4.4%
Subtotal - Improved	50	114,298	$41.54	7.8%		233	623,603	$31.36	7.7%

Ground	—	N/A3	N/A	N/A		6	N/A3	$5.0	37.8%

1 Per Glossary of Terms, Comparable Leases are either renewals (executed for the same units) or new leases (executed for units that have been vacated in the previous 12 months) for comparable space and comparable lease terms. Expansions, contractions and strategic short-term renewals are excluded from the Comparable Lease pool.
2 Rent Spread is calculated for Comparable Leases, a subset of the total population of leases for the period presented.
3 Not applicable for ground leases as such leases would not be comparable from a GLA (SF) perspective
4 Current ABR, in millions, is presented for ground leases

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 16 – Portfolio Redevelopment & Development Summary
As of December 31, 2023

(dollars in millions; unaudited)

Project	Asset Class	In-service Date	Target Stabilization	Total Estimated Project Costs	Costs Incurred to Date	Estimated Incremental Stabilized NOI	Estimated Stabilized Yield	Estimated GLA (SF)	% Leased
Development
Maui Business Park - Build to Suit	Industrial	4Q2025	4Q2025	$12.6 - $13.2	$0.9	$1.0	7.8 - 8.1%	29,550	100.0%

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 17 – Transactional Activity (2022 - 2023)
As of December 31, 2023

(dollars in millions; unaudited)

Acquisitions
Property	Type	Location	Date (Month/Year)	Purchase Price	GLA (SF)
Kaomi Loop Industrial	Industrial	Oahu, HI	05/23	$9.5	33,200
Maui Lani Industrial	Industrial	Maui, HI	06/22	N/A1	8,400
Total				$9.5	41,600

[1] Represents an intercompany acquisition transaction from GPRS, a subsidiary of Grace Pacific.

Transfers In
Property	Type	Location	Date (Month/Year)	Purchase Price	GLA (SF)
Maui Business Park II - 2.4 acre parcel for build-to-suit development	Industrial	Kahului, Maui	12/2023	N/A1	N/A2
[1] Represents an intercompany transaction. Land and land improvements transferred from Land Operations segment.
[2] Transfer of land and land improvements only.

Land Operations

Alexander & Baldwin, Inc.
Land Operations
Table 18 – Statement of Operating Profit, EBITDA and Adjusted EBITDA

(amounts in millions; unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Development sales revenue	$—	$1.8	$—	$8.1
Unimproved/other property sales revenue	4.2	17.9	12.3	19.9
Other operating revenue[1]	0.3	2.7	2.6	15.3
Total Land Operations operating revenue	$4.5	$22.4	$14.9	$43.3
Land Operations operating costs and expenses[2]	2.2	(15.4)	(5.6)	(34.2)
Selling, general and administrative	(0.4)	(0.5)	(1.8)	(3.5)
Intersegment operating charges, net[3]	0.1	(0.1)	—	(0.3)
Gain (loss) on disposal of non-core assets, net	—	—	1.1	54.0
Earnings (loss) from joint ventures	—	(0.7)	1.9	1.6
Pension termination	—	—	—	(62.2)
Interest and other income (expense), net	(0.1)	—	0.3	(0.1)
Total Land Operations operating profit (loss)	$6.3	$5.7	$10.8	$(1.4)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Land Operations Operating Profit (Loss)	$6.3	$5.7	$10.8	$(1.4)
Land Operations depreciation and amortization	—	—	—	1.2
Land Operations EBITDA	$6.3	$5.7	$10.8	$(0.2)
Impairment of assets	—	5.0	—	5.0
Pension termination	—	—	—	62.2
Land Operations Adjusted EBITDA	$6.3	$10.7	$10.8	$67.0

[1] Other operating revenue includes revenue related to trucking and licensing and leasing of non-core legacy agricultural lands during the periods ended 2023 and 2022. Other revenue also includes renewable energy during the twelve months ended December 31, 2022.

[2] Operating costs and expenses includes the impact of a favorable resolution of certain contingent environmental liabilities, primarily related to the sale of agricultural land on Maui in 2018, during the year ended December 31, 2023.

[3] Intersegment operating charges primarily from CRE that are eliminated in the consolidated results of operations.

Alexander & Baldwin, Inc.
Land Operations
Table 19 – Core Real Estate Development-for-sale Projects
As of December 31, 2023

(dollars in millions, except per square foot amounts; unaudited)

Project	Location	Product Type	Total Acres	Remaining Sellable Acres[1]	Acres Under Contract[2]	Target Sales Price Range per SF for Remaining	Estimated Total Project Cost	Total Project Costs Incurred to Date	A&B Net Book Value	Estimated Project Completion
Maui Business Park (Phase II)	Kahului, Maui	Light industrial lots	46.7 acres	34.2 acres	12.5 acres	$38-$58 per SF	$91	$65	$20	2030+

[1] Remaining sellable acres may change due to updates in overall development plan that results in modification of planned roads and easements.
[2] 12.5 acres is under contract and will close upon subdivision completion and is therefore excluded from remaining sellable acres.

Alexander & Baldwin, Inc.
Land Operations
Table 20 – Components of Land Operations
As of December 31, 2023

(dollars in millions; unaudited)

	Acres	Carrying Value
ASSETS
Real estate investments
Core real estate investments
Kapolei Business Park West	3	$6.2
Maui Business Park II1	50	20.4
Non-core real estate investments
Other real estate development	192	$37.7
Agricultural land	2,680	0.2
Urban land, not in active development	16	—
Conservation & preservation	764	0.9
Investments in real estate joint ventures and partnerships		6.9
Total real estate investments, net	3,705	72.3
Accounts receivable and other receivables, net		7.9
Other investments in affiliates		31.7
Other assets		0.5
Total assets		$112.4

LIABILITIES
Maui agricultural land sale deferred revenue and reserves		$70.1
Environmental remediation		15.8
Land development warranty and post-closing obligations		3.8
Other liabilities		9.3
Total liabilities		$99.0

Land Operations Book Value		$13.4

[1] Includes existing and planned roads and easements not available for sale, and 12.5 acres under contract with a delayed closing pending subdivision completion.